                                                                   EXHIBIT 10.34




                             AMENDMENT TO TERM NOTE
                             DATED AUGUST 21, 1997



Stone Pine Financial Group, LLC ("Lender") and Consolidated Capital of North America, Inc. ("Borrower") hereby agree to amend the terms of the Term Note (the "Note") dated August 21, 1997 in the principal amount of $250,000, a copy of which is attached hereto as Exhibit A.

Lender and Borrower hereby agree that both the principal and any accrued and unpaid interest due on the Note will be due and payable in full on December 15, 1997.

This Amendment is agreed to and accepted as of September 30, 1997.


                                     Consolidated Capital of North America, Inc.

                                     By: /s/ Thompson H. Rogers
                                         ------------------------------
                                         Thompson H. Rogers, Chairman



                                     Stone Pine Financial Group, LLC

                                     By: /s/ Paul Bagley
                                         ------------------------------
                                         Paul Bagley, Member

                                   EXHIBIT A




            See Exhibit No. 10.33 - Term Note dated August 21, 1997